                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                    TENDER OF SHARES OF CLASS A COMMON STOCK
                                       OF
                       MOBLEY ENVIRONMENTAL SERVICES, INC
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         As set forth in Section 2 of the Offer to Purchase (as defined below), this form or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of Class A common stock, par value $.01 per share (the "Class A Shares"), of Mobley Environmental Services, Inc., a Delaware corporation (the "Company"), are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such form may be delivered by hand or transmitted by telegram or facsimile transmission or mailed to the Depositary and must include a guarantee by an Eligible Institution (as defined in Section 2 of the Offer to Purchase). See Section 2 of the Offer to Purchase.

                                 THE DEPOSITARY:
                                BankBoston, N.A.

    BY OVERNIGHT COURIER:             BY MAIL DELIVERY:                 BY HAND:
       BankBoston N.A.                 BankBoston, N.A.          Securities Transfer and
        c/o EquiServe                   c/o EquiServe           Reporting Services, Inc.
      Corporate Actions               Corporate Actions               c/o EquiServe
150 Royall Street, MS 45-01-40          P.O. Box 8029         100 William Street, Galleria
       Canton, MA 02021             Boston, MA 02266-8029          New York, NY 10038

                                  BY FACSIMILE:
                                 (781) 575-2233

                           CONFIRMATION BY TELEPHONE:
                                 (781) 575-3120


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This form is not be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders to GAP Capital, L.L.C., a Texas limited liability company (the "Purchaser"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated June 11, 1999 (the "Offer to Purchase"), the Supplement to the Offer to Purchase dated July 13, 1999 (the "Supplement") and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, Class A Shares pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase.

Number of Class A Shares:                            If Class A Shares will be tendered by book-entry transfer,
                           ---------------------

Name(s) of Record Holder(s):                         Account Number:
                             -------------------                      -----------------------------------------

                                                     Signature(s):
------------------------------------------------                   --------------------------------------------
                  (PLEASE PRINT)

                                                     ----------------------------------------------------------

Certificate Nos. (if available):                     Dated:
                                                            ---------------------------------------------------

------------------------------------------------


------------------------------------------------


Address(es):
             -----------------------------------


------------------------------------------------
                                    ZIP CODE


Area Code and Tel. No.:
                        ------------------------


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a commercial bank or trust company or savings institution having an office or correspondent in the United States or a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., hereby guarantees to deliver to the Depositary either the certificates representing the Class A Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Class A Shares, in any such case together with a properly completed and duly executed Letter of Transmittal, or a manually signed facsimile thereof, with any required signature guarantees or an Agent's Message, and any other documents required by the Letter to Transmittal within three New York Stock Exchange, Inc. trading days after the date hereof.


Name of Firm:
              -----------------------    -------------------------------------
                                                  (AUTHORIZED SIGNATURE)

Address:
         ----------------------------
                                         Title:
                                                ------------------------------
-------------------------------------
                           ZIP CODE      Dated:
                                                ------------------------------

Area Code and Tel. No.:
                        --------------

NOTE: DO NOT SEND CERTIFICATES FOR CLASS A SHARES WITH THIS NOTICE. CLASS A SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.


                                       2